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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


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                  May 4, 2001 (Date of earliest event reported)

                          May 4, 2001 (Date of Report)


                             RADIOSHACK CORPORATION


               (Exact name of registrant as specified in charter)


    Delaware                       1-5571                     75-1047710
 (State or other                (Commission                  (IRS Employer
 Jurisdiction of                File Number)              Identification No.)
 Incorporation)

    100 Throckmorton Street Suite 1800, Fort Worth, Texas          76102
    (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (817) 415-3700



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Item 5.  OTHER EVENTS

         The text of a press release issued by RadioShack Corporation on May 4, 2001 is set forth below:

FOR IMMEDIATE RELEASE                                May 4, 2001
                                                     RSH-2001-034

For further information contact:
Loren K. Jensen                         Laura Moore
Vice President - Finance, Acting CFO    Senior Vice President
(817) 415-6675                          Public Relations/Corporate Communication
investor.relations@radioshack.com       (817) 415-3300
                                        media.relations@radioshack.com

           RADIOSHACK CORPORATION ANNOUNCES PROPOSED NOTE OFFERING DUE

                                      2011

Fort Worth, Texas - RadioShack Corporation (NYSE: RSH) announced today that it intends to offer approximately $300 million of intermediate-term, interest bearing notes due 2011. The Notes will be privately offered only to qualified institutional buyers under Rule 144A and thus will not be registered under the Securities Act of 1933, as amended. The Notes may not be re-offered or resold in the United States unless they are subsequently registered by RadioShack Corporation or resold pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state laws. The entire net proceeds from this offering are expected to be used to repay existing short-term debt.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Statements made in this press release which are forward-looking statements involve risk and uncertainties and are indicated by words such as "intends," "will," and other similar words or phrases. These uncertainties include, but are not limited to, economic conditions, product demand, competitive products and pricing, availability of products, the regulatory environment,


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and other risk indicated in filings with the Securities and Exchange Commission such as RadioShack's most recent Form 10-K and 10-Q.

                                      # # #

                          END OF TEXT OF PRESS RELEASE

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 4th day of May, 2001.



                                     RADIOSHACK CORPORATION
                                              (Registrant)



Date May 4, 2001                     /S/ MARK C. HILL
                                     -----------------------------------
                                     Mark C. Hill
                                     Senior Vice President, Corporate Secretary
                                     and General Counsel